UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under Rule 14a-12

The Meet Group, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
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This Schedule 14A filing consists of the following communications relating to the proposed acquisition of The Meet Group, Inc. (the “Company”) by ProSiebenSat.1 Media SE’s (“ProSieben”) and General Atlantic Coöperatief U.A.’s (“General Atlantic”) joint company NCG NuCom Group SE, a European stock corporation (“NuCom”), through eHarmony Holding, Inc., a subsidiary of NuCom’s platform company Parship Group GmbH (such subsidiary, “Buyer”), pursuant to the terms of an Agreement and Plan of Merger, dated March 5, 2020, by and among the Company, Buyer, Holly Merger Sub, Inc., a Delaware corporation and a direct, wholly owned subsidiary of Buyer (“Merger Sub”), and NuCom, solely for the purpose of guaranteeing Buyer’s obligations under the Merger Agreement as set forth therein:

1.	Message to Employees

2.	Message to Advertising Partners/Suppliers/Etc.

The items above were first used or made available on March 5, 2020.

MESSAGE TO EMPLOYEES

All:

I am excited to announce that we have entered into an agreement to be acquired by ProSiebenSat.1’s and General Atlantic’s joint company NuCom Group, which owns Parship Group, a matchmaking platform with brands including Parship, Elite Partner and eharmony. The transaction is expected to close in the second half of the year, subject to stockholder and regulatory approvals.

We want to make sure we answer all your questions about how this announcement might impact you. The short answer is nothing changes (reporting relationships, salaries, current projects, etc. all stay the same). We are committed to retaining our talented team, as is the buyer, and we continue to actively hire for new positions. We expect this deal will open up new growth and new career opportunities.

We will provide more information and answer your questions in an all-hands meeting today at 8am ET (2pm CET) for EU-based employees and at 10:30am ET for US-based employees.

I believe this is a tremendous validation of our strategy to marry livestreaming video with dating. ProSiebenSat.1 is the leading German entertainment company, with 15 television channels reaching 45 million people every day. Through NuCom Group it also operates several consumer internet brands under the Parship Group umbrella, including the premium dating brands eHarmony, Parship, and Elite Partner. This combination adds our strength in freemium dating (MeetMe, LOVOO, Tagged, Skout, and Growlr) to Parship Group’s existing premium subscription services, resulting in a more dynamic and well-rounded dating and social entertainment portfolio.

It also allows us to tap new strategic growth opportunities by leveraging our video platform and ProSieben’s experience with content and entertainment. What’s more, with this transaction, we will achieve a new level of financial scale and backing, which has the potential to accelerate our existing strategy of leveraging our video capabilities to make important acquisitions, as we’ve done four times in the last four years.

Today is a milestone day for sure, and the result of a lot of work by a lot of people, but much more work remains to be done. We will continue to build out the five brands in our portfolio, invest heavily in livestreaming video, and enhance our core dating functionality, while at the same time setting a new standard for safety within the dating industry. With this deal, it is only more important that we continue to do what we have always done: build great products for our users. I am proud to be part of this team and look forward to continuing to work with you to drive growth into the future.

Sincerely,

Geoff Cook

Required disclosures:

Please note that the transaction is subject to approval by The Meet Group’s stockholders along with the satisfaction of customary closing conditions and regulatory approvals, including the expiration or early termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, antitrust approvals in Germany and Austria as well as approval from Committee on Foreign Investment in the United States. While the transaction is making its way through the regulatory process, it is important to operate as separate entities. If you receive a call from anyone at ProSieben, General Atlantic or Parship Group, please take a message and pass it along to myself or Jim.

Cautionary Statement

This document contains forward-looking statements, including statements regarding the proposed acquisition of the Company by Buyer. From time to time, oral or written forward-looking statements may also be included in other information released to the public. These forward-looking statements are intended to provide management’s current expectations or plans for our future operating and financial performance, based on assumptions currently believed to be valid. Forward-looking statements often contain words such as “may,” “can,” “could,” “would,” “should,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “believes,” “seeks,” “will,” “is likely to,” “scheduled,” “positioned to,” “continue,” “forecast,” “aim,” “goal,” “target,” “predicting,” “projection,” “potential” or similar expressions, although not all forward-looking statements contain these words. Forward-looking statements may include references to goals, plans, strategies, objectives, projected costs or savings, anticipated future performance, results, events or transactions of the Company and the expected timing of the proposed transaction with Buyer and other statements that are not strictly historical in nature. These forward-looking statements are based on management’s current expectations, forecasts and assumptions and could ultimately prove inaccurate. This means the forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements, including, but not limited to: uncertainties as to the timing of the merger; uncertainties as to how many of the Company’s stockholders will vote in favor of the merger; the possibility that competing offers will be made; the ability to receive the required consents and regulatory approvals for the proposed transaction and to satisfy the other conditions to the closing of the transaction on a timely basis or at all, including the required regulatory clearances under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (HSR), the Bundeswettbewerbsbehörde (Austria’s Federal Competition Authority) and Bundeskartellamt (Germany’s Federal Cartel Office) and from the Committee on Foreign Investment in the United States (CFIUS); the failure of Buyer to obtain or provide on a timely basis or at all the necessary financing as set forth in the Equity Commitment Letters delivered pursuant to the Merger Agreement; the occurrence of events that may give rise to a right of one or both of the Company and Buyer to terminate the merger agreement; the risk that, prior to the completion of the transaction, the Company’s business and its relationships with employees, collaborators, vendors and other business partners could experience significant disruption due to transaction-related uncertainty; the risk that stockholder litigation in connection with the Merger may result in significant costs of defense, indemnification and liability; negative effects of the announcement of the transaction on the market price of Company Common Stock and/or on the Company’s business, financial condition, results of operations and financial performance; risks associated with transaction-related litigation; and the ability of the Company to retain and hire key personnel; and the risks and uncertainties pertaining to the Company’s business, including those detailed under “Risk Factors” and elsewhere in the Company’s public periodic filings with the SEC. There can be no assurance that the proposed transaction or any other transaction described above will in fact be consummated in the manner described or at all. Stockholders, potential investors and other readers are urged to consider these risks and uncertainties in evaluating forward-looking statements and are cautioned not to place undue reliance on the forward-looking statements. It is not possible to anticipate or foresee all risks and uncertainties, and investors should not consider any list of risks and uncertainties to be exhaustive or complete. For additional information on identifying factors that may cause actual results to vary materially from those stated in forward-looking statements, please see the Company’s statements and reports on Forms 10-K, 10-Q and 8-K filed with or furnished to the SEC and other written statements made by the Company from time to time. The forward-looking information herein is given as of this date only and is qualified in its entirety by this cautionary statement, and the Company undertakes no obligation to revise or update it.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed transaction. In connection with the merger and with the solicitation of proxies for the special meeting of stockholders, The Meet Group, Inc. (the “Company”) intends to file with the Securities and Exchange Commission (“SEC”) a proxy statement of the Company (the “Proxy Statement”), and the Company intends to file other relevant materials with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. A definitive Proxy Statement will be sent to the Company’s stockholders. Investors and security holders will be able to obtain the Proxy Statement free of charge from the SEC’s website or from the Company. The documents filed by the Company with the SEC may be obtained free of charge on the Company’s website at the Investor Relations section of http://ir.themeetgroup.com/CorporateProfile/ or at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from the Company by requesting them from Investor Relations by mail at 100 Union Square Drive, New Hope, PA 18938, or by telephone at 215.862.1162. This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended.

PARTICIPANTS IN THE SOLICITATION

The Company, Buyer and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the Company’s directors and executive officers is available in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 and in its proxy statement dated April 29, 2019, for its 2019 Annual Meeting of Stockholders. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement and other relevant materials to be filed with the SEC regarding the transaction when they become available. Investors should read the Proxy Statement carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the Company as indicated above.

MESSAGE TO ADVERTISING PARTNERS/SUPPLIERS/ETC.

Dear [Advertiser/Partner/Supplier]:

As one of our valued partners, I wanted to personally share some exciting news regarding The Meet Group.

Today we announced that we have entered into an agreement to be acquired by ProSiebenSat.1’s and General Atlantic’s joint company NuCom Group, which owns Parship Group, a matchmaking platform with brands including Parship, Elite Partner and eharmony.

The transaction combines Parship Group’s premium subscription dating brands, eharmony and Parship, with The Meet Group’s freemium dating brands, MeetMe, LOVOO, Skout, Tagged, and Growlr. The combination will diversify revenue streams and allow for a vast array of new, strategic opportunities.

We believe this combination will positively impact our partners and users. I am excited about what our companies can build together.

The transaction is expected to close in the second half of 2020 subject to customary closing conditions, including shareholder approval and regulatory approval in several jurisdictions. Until then, we will continue to operate as separate companies.

Please be assured that we are committed to minimizing any disruption to our ongoing work with you as we progress toward the closing of this acquisition. Our CEO, Geoff Cook, and senior leadership will continue to lead the company, and we are excited to now have a much larger platform for growth.

We will keep you informed as we move toward completing this transaction. We deeply value our relationship with you and look forward to continuing a strong partnership in the years ahead. Should you have any questions, please do not hesitate to reach out to [NAME].

Cautionary Statement

This document contains forward-looking statements, including statements regarding the proposed acquisition of the Company by Buyer. From time to time, oral or written forward-looking statements may also be included in other information released to the public. These forward-looking statements are intended to provide management’s current expectations or plans for our future operating and financial performance, based on assumptions currently believed to be valid. Forward-looking statements often contain words such as “may,” “can,” “could,” “would,” “should,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “believes,” “seeks,” “will,” “is likely to,” “scheduled,” “positioned to,” “continue,” “forecast,” “aim,” “goal,” “target,” “predicting,” “projection,” “potential” or similar expressions, although not all forward-looking statements contain these words. Forward-looking statements may include references to goals, plans, strategies, objectives, projected costs or savings, anticipated future performance, results, events or transactions of the Company and the expected timing of the proposed transaction with Buyer and other statements that are not strictly historical in nature. These forward-looking statements are based on management’s current expectations, forecasts and assumptions and could ultimately prove inaccurate. This means the forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements, including, but not limited to: uncertainties as to the timing of the merger; uncertainties as to how many of the Company’s stockholders will vote in favor of the merger; the possibility that competing offers will be made; the ability to receive the required consents and regulatory approvals for the proposed transaction and to satisfy the other conditions to the closing of the transaction on a timely basis or at all, including the required regulatory clearances under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (HSR), the Bundeswettbewerbsbehörde (Austria’s Federal Competition Authority) and Bundeskartellamt (Germany’s Federal Cartel Office) and from the Committee on Foreign Investment in the United States (CFIUS); the failure of Buyer to obtain or provide on a timely basis or at all the necessary financing as set forth in the Equity Commitment Letters delivered pursuant to the Merger Agreement; the occurrence of events that may give rise to a right of one or both of the Company and Buyer to terminate the merger agreement; the risk that, prior to the completion of the transaction, the Company’s business and its relationships with employees, collaborators, vendors and other business partners could experience significant disruption due to transaction-related uncertainty; the risk that stockholder litigation in connection with the Merger may result in significant costs of defense, indemnification and liability; negative effects of the announcement of the transaction on the market price of Company Common Stock and/or on the Company’s business, financial condition, results of operations and financial performance; risks associated with transaction-related litigation; and the ability of the Company to retain and hire key personnel; and the risks and uncertainties pertaining to the Company’s business, including those detailed under “Risk Factors” and elsewhere in the Company’s public periodic filings with the SEC. There can be no assurance that the proposed transaction or any other transaction described above will in fact be consummated in the manner described or at all. Stockholders, potential investors and other readers are urged to consider these risks and uncertainties in evaluating forward-looking statements and are cautioned not to place undue reliance on the forward-looking statements. It is not possible to anticipate or foresee all risks and uncertainties, and investors should not consider any list of risks and uncertainties to be exhaustive or complete. For additional information on identifying factors that may cause actual results to vary materially from those stated in forward-looking statements, please see the Company’s statements and reports on Forms 10-K, 10-Q and 8-K filed with or furnished to the SEC and other written statements made by the Company from time to time. The forward-looking information herein is given as of this date only and is qualified in its entirety by this cautionary statement, and the Company undertakes no obligation to revise or update it.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed transaction. In connection with the merger and with the solicitation of proxies for the special meeting of stockholders, The Meet Group, Inc. (the “Company”) intends to file with the Securities and Exchange Commission (“SEC”) a proxy statement of the Company (the “Proxy Statement”), and the Company intends to file other relevant materials with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. A definitive Proxy Statement will be sent to the Company’s stockholders. Investors and security holders will be able to obtain the Proxy Statement free of charge from the SEC’s website or from the Company. The documents filed by the Company with the SEC may be obtained free of charge on the Company’s website at the Investor Relations section of http://ir.themeetgroup.com/CorporateProfile/ or at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from the Company by requesting them from Investor Relations by mail at 100 Union Square Drive, New Hope, PA 18938, or by telephone at 215.862.1162. This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended.

PARTICIPANTS IN THE SOLICITATION

The Company, Buyer and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the Company’s directors and executive officers is available in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 and in its proxy statement dated April 29, 2019, for its 2019 Annual Meeting of Stockholders. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement and other relevant materials to be filed with the SEC regarding the transaction when they become available. Investors should read the Proxy Statement carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the Company as indicated above.